Treasury Stock	12 Months Ended
Dec. 31, 2017
Treasury Stock
Treasury Stock

21. Treasury Stock

        On November 17, 2015, the Company's board of directors approved a share repurchase program whereby the Company may purchase its own ADSs with an aggregate value of up to US$300 million over the following 24-month period, ending on November 16, 2017. As of December 31, 2016, the Company has repurchased 1,614,135 shares from the market in the consideration of approximately RMB844,711 in aggregate. Part of the considerations for the repurchase of shares in the amount RMB194, 514 were only settled during the year ended December 31, 2016. As of December 31, 2017, the Company has no outstanding treasury stock.

        During the year ended December 31, 2016 and 2017, 257,217 and 1,356,918, representing the full amount of the treasury stock in aggregate respectively, was re-issued to employees of the Group for the purpose of share awards.